SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        February 12, 1999


                     Seiler Pollution Control Systems, Inc.
               (Exact name of registrant as specified in charter)


  Delaware                         0-22630                        22-2448906
(State or Other                  (Commission                    (IRS Employer
Jurisdiction of                   File Number)                 Identification
Incorporation)                                                     Number)


211 Blue Jay Drive, Columbus, Ohio                                 43235
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code                  614-846-9966


555 Metro Place North, Dublin, Ohio                                    43017
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.

         (a)      Previous independent accountants.

                  (i) On February 12, 1999, the Registrant's former accountants, Schneider Downs & Co., Inc. ("SD") were dismissed.

                  (ii) The reports of SD on the financial statements for the past two fiscal years of the Registrant contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through February 12, 1999, there were no disagreements with SD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SD would have caused SD to make reference to them in their report on the financial statements for such years.

                  (v) The Registrant has provided SD with a copy of the disclosures contained herein in response to Item 304 (a) of Regulation S-K no later than the day that the disclosures were filed with the SEC. Furthermore, the Registrant has requested SD to furnish the Registrant with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant in response to Item 304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree. The Registrant has requested SD to provide the letter as promptly as possible so that the Registrant can either file the letter (i) with this report or (ii) with the SEC within 10 business days after the filing of this report. Notwithstanding the 10 business day period, the Registrant will endeavor to file such letter by amendment within 3 business days of receipt.

         (b)      New independent accountant.

         The Registrant engaged Feldman Sherb Ehrlich & Co., P.C. as its new independent accountants as of February 12, 1999. This was approved by the Registrant's Board of Directors. During the two most recent fiscal years and through February 12, 1999, the Registrant has not consulted with Feldman Sherb Ehrlich & Co, P.C. regarding any of the matters set forth in Item 304 (a)(2)(i) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)      Exhibits
       99.1 Registrant's counsel's letter to Schneider Downs & Co., Inc. in accordance with 304 (a) of Regulation S-K.

                                                    SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SEILER POLLUTION CONTROL SYSTEMS, INC.


                                               /S /Alan B. Sarko/
                                               Alan B. Sarko, Vice President

Date: February 12, 1999



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                                                   EXHIBIT INDEX



Exhibit No.    Description

99.1 Registrant's counsel's letter to Schneider Downs & Co., Inc. in accordance with 304 (a) of Regulation S-K.

                                                  (On letterhead)


                                  EXHIBIT 99.1

                                                              February 12, 1999


VIA MAIL AND FAX NO. 614-621-4062

Schneider Downs & Co., Inc.
175 South Third Street
Columbus, Ohio   43215

Attn: Mr. F. Jeffrey Kovacs

                   Re: Seiler Pollution Control Systems, Inc.

Gentlemen:

         Enclosed herewith in accordance with the requirements of the Securities Exchange Act of 1934 is Form 8-K as being forwarded to the Securities and Exchange Commission ("SEC") for filing.

         We would request, urge and demand that you carefully review the full contents of the 8-K and in particular paragraph designated 4 (a) thereto as same relates to your firm.

         We would further demand that if there is any statement contained in such Form 8-K that you disagree with that you advise us in writing making specific reference to the designated and numbered paragraph with which you disagree and indicating the nature of such disagreement.

         Lastly, your attention is specifically directed to paragraph 4 (a) (v) wherein we request that you furnish Registrant with a letter addressed to the SEC stating whether Schneider Downs & Co., Inc. agrees with the statements made by Registrant in response to Item 304(a) of Regulation S-K and if not stating the respects in which Schneider Downs & Co., Inc. does not agree.

         The letter referred to herein must be received by us within 10 business days of the filing of the 8-K. Absent receipt of such letter within such time period, we will be constrained to notifying the SEC and its Office of Chief Accountant of such delinquency.

                                                     Very truly yours,


                                                     /S/Gary B. Wolff/
                                                       Gary B. Wolff
GBW:th
Enc.